UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 2, 2012

Huntington Ingalls Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue, Newport News, VA		23607
(Address of principal executive offices)		(Zip Code)

(757) 380-2000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 2, 2012, Huntington Ingalls Industries, Inc. (the “Company”) held its annual meeting of stockholders, and, on May 8, 2012, the Company filed a Form 8-K disclosing the results of the stockholder vote for each proposal. In light of the vote regarding frequency of future stockholder advisory votes on executive compensation, on October 31, 2012, the Company’s board of directors adopted a policy that the Company will conduct future stockholder advisory votes on executive compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: November 1, 2012	By:	/s/ Bruce N. Hawthorne
Bruce N. Hawthorne
Corporate Vice President, General Counsel and Secretary